EXHIBIT 10.09

CAPSTEAD MORTGAGE CORPORATION

40,000 Capital Securities

Fixed/Floating Rate Capital Securities

(Liquidation Amount $1,000.00 per Capital Security)

PLACEMENT AGREEMENT

December 6, 2005

FTN Financial Capital Markets

845 Crossover Lane, Suite 150

Memphis, Tennessee 38117

Keefe, Bruyette & Woods, Inc.

787 7th Avenue

4th Floor

New York, New York 10019

Ladies and Gentlemen:

Capstead Mortgage Corporation, a Maryland corporation (the “Company”), and its financing subsidiary, Capstead Mortgage Trust II, a Delaware statutory trust (the “Trust,” and hereinafter together with the Company, the “Offerors”), hereby confirm their agreement (this “Agreement”) with you as placement agents (the “Placement Agents”), as follows:

Section 1. Issuance and Sale of Securities.

1.1. Introduction.

The Offerors propose to issue and sell at the Closing (as defined in Section 2.3.1 hereof) 40,000 of the Trust’s Fixed/Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the “Capital Securities”), to First Tennessee Bank National Association, a national banking association organized under the laws of the United States of America and Preferred Term Securities XX, Ltd., a company with limited liability established under the laws of the Cayman Islands (the “Purchasers”) pursuant to the terms of Subscription Agreements entered into, or to be entered into on or prior to the Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the Purchasers (the “Subscription Agreements”), the forms of which are attached hereto as Exhibit A-1 and Exhibit A-2 and incorporated herein by this reference.

1.2. Operative Agreements.

The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the “Common Securities”), and shall be used by the Trust to purchase $41,238,000.00 in principal amount of the Fixed/Floating Rate Junior Subordinated Debentures (the “Debentures”) of the Company.

The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among WTC, as Delaware trustee (the “Delaware Trustee”), WTC, as institutional trustee (the “Institutional Trustee”), the Administrators named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the “Trust Agreement”). The Debentures shall be issued pursuant to an Indenture (the “Indenture”), to be dated as of the Closing Date, between the Company and WTC, as indenture trustee (the “Indenture Trustee”). The documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the “Operative Documents.”

1.3. Rights of Purchasers.

The Capital Securities shall be offered and sold by the Trust directly to the Purchasers without registration of any of the Capital Securities, the Debentures under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreements and the Purchasers shall be entitled to each of the benefits of the Placement Agents and the Purchasers under this Agreement and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the Purchasers were parties to this Agreement. The Offerors and the Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

1.4. Legends.

Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Section 2. Purchase of Capital Securities.

2.1. Exclusive Rights; Purchase Price.

From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchasers at a purchase price of $1,000.00 per Capital Security.

2.2. Subscription Agreements.

The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of each of the Subscription Agreements and returning the same to the Placement Agents.

2.3. Closing and Delivery of Payment.

2.3.1. Closing; Closing Date.

The sale and purchase of the Capital Securities by the Offerors to the Purchasers shall take place at a closing (the “Closing”) at the offices of Lewis, Rice & Fingersh, L.C., at 10:00 a.m. (St. Louis time) on December 15, 2005, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the “Closing Date”); provided, however, that in no event shall the Closing Date occur later than December 30, 2005 unless consented to by the Purchasers. Payment by the Purchasers shall be payable in the manner set forth in the Subscription Agreements and shall be made prior to or on the Closing Date.

2.3.2. Delivery.

The certificates for the Capital Securities shall be in definitive form, each registered in the name of the applicable Purchaser, or Purchaser designee, and in the aggregate amount of the Capital Securities purchased by the Purchaser.

2.3.3. Transfer Agent.

The Offerors shall deposit the certificates representing the Capital Securities with the Institutional Trustee or other appropriate party prior to the Closing Date.

2.4. Placement Agents’ Fees and Expenses.

2.4.1. Placement Agents’ Compensation.

Because the proceeds from the sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay an aggregate of $27.50 for each $1,000.00 of principal amount of Debentures sold to the Trust (excluding the Debentures related to the Common Securities purchased by the Company). Of this amount, $13.75 for each $1,000.00 of principal amount of Debentures shall be payable to FTN Financial Capital Markets and $13.75 for each $1,000.00 of principal amount of Debentures shall be payable to Keefe, Bruyette & Woods, Inc. Such amount shall be delivered to WTC or such other person designated by the Placement Agents on the Closing Date and shall be allocated between and paid to the respective Placement Agents as directed by the Placement Agents.

2.4.2. Costs and Expenses.

Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement and the Indenture; and all other reasonable costs and expenses incurred by the Offerors incident to the performance of the obligations of the Company hereunder and under the Trust Agreement. The Placement Agents shall pay or cause to be paid all costs and expenses incident to the performance of its obligations under this Agreement, including all fees, expenses and disbursements of its counsel and all other costs and expenses incurred by the Placement Agents incident to the performance of its obligations hereunder.

2.5. Failure to Close.

If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before 10:00 a.m. (St. Louis time) on December 30, 2005, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 2.4.2, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

Section 3. Closing Conditions.

The obligations of the Purchasers and the Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

3.1. Opinions of Counsel.

On the Closing Date, the Placement Agents shall have received the following favorable opinions, each dated as of the Closing Date: (a) from Andrews Kurth LLP, counsel for the Company and addressed to the Purchasers, the Placement Agents, the Offerors and WTC in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this reference, (b) from Hogan & Hartson L.L.P., Maryland counsel for the Company and addressed to the Purchasers, the Placement Agents, the Offerors and WTC in substantially the form set forth on Exhibit B-2 attached hereto and incorporated herein by this reference, (c) from Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and addressed to the Purchasers, the Placement Agents and the Offerors, in substantially the form set forth on Exhibit B-3 attached hereto and incorporated herein by this reference and (d) from Lewis, Rice & Fingersh, L.C., special tax counsel to the Offerors, and addressed to the Placement Agents and the Offerors, addressing the items set forth on Exhibit B-4 attached hereto and incorporated herein by this reference, subject to the receipt by Lewis, Rice & Fingersh, L.C. of a representation letter from the Company in the form set forth in Exhibit B-4 completed in a manner reasonably satisfactory to Lewis, Rice & Fingersh, L.C. (collectively, the “Offerors’ Counsel Opinions”). In rendering the Offerors’ Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents and the Purchasers) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors’ Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Offerors’ counsel is not admitted to practice in the State of New York, the opinion of Offerors’ counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors’ Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

3.2. Officer’s Certificate.

At the Closing Date, the Purchasers and the Placement Agents shall have received certificates from an authorized officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (iii) covering such other matters as the Placement Agents may reasonably request.

3.3. Administrator’s Certificate.

At the Closing Date, the Purchasers and the Placement Agents shall have received a certificate of one or more Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

3.4. Purchase Permitted by Applicable Laws; Legal Investment.

The purchase of and payment for the Capital Securities as described in this Agreement and pursuant to the Subscription Agreements shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchasers or the Placement Agents to any penalty or, in the reasonable judgment of the Purchasers and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchasers and the Placement Agents are subject.

3.5. Consents and Permits.

The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

3.6. Sale of Purchaser Securities.

Preferred Term Securities XX, Ltd. shall have sold securities issued by it in an amount such that the net proceeds of such sale shall be (i) available on the Closing Date and (ii) in an amount sufficient to purchase that portion of the Capital Securities Preferred Term Securities XX, Ltd. agrees to purchase pursuant to the Subscription Agreement to be entered into by it and all other capital or similar securities contemplated to be purchased by Preferred Term Securities XX, Ltd. in agreements similar to this Agreement and the Subscription Agreement to be entered into by it.

3.7. Information.

Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchasers and the Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may be terminated by the Placement Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone or facsimile confirmed in writing.

Section 4. Conditions to the Offerors’ Obligations.

The obligations of the Offerors to sell the Capital Securities to the Purchasers and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

4.1. Executed Agreement.

The Offerors shall have received from the Placement Agents an executed copy of this Agreement.

4.2. Fulfillment of Other Obligations.

The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Section 5. Representations and Warranties of the Offerors.

Except as set forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchasers as of the date hereof and as of the Closing Date as follows:

5.1. Securities Law Matters.

(a) Neither the Company nor the Trust, nor any of their “Affiliates” (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities or the Debentures (collectively, the “Securities”) or any other securities to be issued, or which may be issued, by Preferred Term Securities XX, Ltd.

(b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has (i) other than the Placement Agents, offered for sale or solicited offers to purchase the Securities, (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities, or (iii) engaged or will engage in any “directed selling efforts” within the meaning of Regulation S of the Securities Act (“Regulation S”) with respect to the Securities.

(c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

(d) Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, will be an “investment company” or an entity “controlled” by an “investment company,” in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(e) Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the Placement Agents) any compensation for soliciting another to purchase any of the Securities.

(f) The Company is a “qualified purchaser” within the meaning of section 2(a)(51) of the Investment Company Act and will purchase the Common Securities for its own account.

5.2. Organization, Standing and Qualification of the Trust.

The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the “Statutory Trust Act”) with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

5.3. Trust Agreement.

The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors’ rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) (“Bankruptcy and Equity”). Each of the Administrators of the Trust is an employee or a director of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

5.4. Indenture.

The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Indenture Trustee, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

5.5. Capital Securities and Common Securities.

The Capital Securities and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Purchasers, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

5.6. Debentures.

The Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

5.7. Power and Authority.

This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

5.8. No Defaults.

The Trust is not in violation of the Trust Agreement or, to the knowledge of the Administrators, any provision of the Statutory Trust Act. The execution, delivery and performance by the Company or the Trust of this Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company’s Subsidiaries (as defined in Section 5.11 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term “Material Adverse Effect” means any one or more effects that individually or in the aggregate (i) are material and adverse to the Offerors’ ability to consummate the transactions contemplated herein or in the Operative Documents, (ii) could cause the Company to fail to be organized or operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) are material and adverse to the financial condition, earnings, business, liabilities and assets of the Company and its Subsidiaries taken as whole, whether or not arising from transactions occurring in the ordinary course of business.

5.9. Organization, Standing and Qualification of the Company.

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

5.10. Capital Stock of the Company.

All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable; and none of the issued and outstanding capital stock of the Company was issued in violation of any preemptive or similar rights arising by operation of law, under the charter or by-laws of such entity or under any agreement to which the Company is a party.

5.11. Subsidiaries of the Company.

The Company has no “significant subsidiaries” (as defined in Section 1-02(w) of Regulation S-X to the Securities Act.

5.12. Permits.

The Company and each of its subsidiaries (as defined in Section 1-02(x) of Regulation S-X to the Securities Act) (the “Subsidiaries”) have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved is the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, have a Material Adverse Effect; and the Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would, singly or in the aggregate, have a Material Adverse Effect.

5.13. Conflicts, Authorizations and Approvals.

Neither the Company nor any of its Subsidiaries is in violation of its respective articles or certificate of incorporation, charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material Adverse Effect.

5.14. Financial Statements.

(a) The consolidated balance sheets of the Company and all of its Subsidiaries as of December 31, 2004 and December 31, 2003 and related consolidated income statements and statements of changes in shareholders’ equity for the three years ended December 31, 2004 together with the notes thereto, and the consolidated balance sheets of the Company and all of its Subsidiaries as of September 30, 2005 and the related consolidated income statements and statements of changes in shareholders’ equity for the nine months then ended, copies of each of which have been provided to the Placement Agents (together, the “Financial Statements”), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders’ equity of the Company and all of its Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material).

(b) Since the respective dates of the Financial Statements, there has been (i) no material adverse change or development with respect to the financial condition or earnings of the Company and all of its Subsidiaries, taken as a whole, or (ii) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than regular quarterly dividends on the Company’s common stock, regular quarterly dividends on the Company’s Series A preferred stock and regular monthly dividends on the Company’s Series B preferred stock.

(c) The accountants of the Company who certified the Financial Statements are independent public accountants of the Company and its Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.

(d) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.15. Exchange Act Reporting.

The reports filed with the Securities and Exchange Commission (the “Commission”) by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations thereunder at the time they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company is a party, other than the Operative Documents.

5.16. Governmental Matters.

Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, has adopted any board resolutions at the request of, any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or their respective property or assets (collectively, the “Governmental Entities”) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Trust or the Company of their respective obligations under the Operative Documents, as applicable, or the consummation by the Trust and the Company of the transactions contemplated by the Operative Documents. Neither the Company nor any of the Subsidiaries is currently unable to pay dividends or make distributions to its shareholders with respect to any class of its equity securities, or prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise, and, in the reasonable judgment of the Company’s management, neither the Company nor any of the Subsidiaries will be unable in the foreseeable future to pay dividends or make distributions with respect to any class of equity securities, or be prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise.

5.17. No Undisclosed Liabilities.

Neither the Company nor any of its Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its Subsidiaries giving rise to any such liability) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, except (i) for liabilities set forth in the Financial Statements and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its Subsidiaries since the date of the most recent balance sheet included in the Financial Statements.

5.18. Litigation.

No charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Company or its Subsidiaries or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

5.19. Labor Matters.

No labor dispute with the employees of the Trust or the Company exists or, to the knowledge of the executive officers of the Trust or the Company, is imminent, except those which would not, singly or in the aggregate, have a Material Adverse Effect.

5.20. Property.

Except as disclosed in the Company’s Exchange Act reports and for liens for (i) taxes and other governmental charges and assessments which are not yet delinquent or the amount of which is being contested in good faith by appropriate proceedings; (ii) encumbrances in the nature of zoning restrictions, easements, rights or restrictions of record on the use of real property; (iii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented; (iv) liens created under or in connection with asset securitizations, repurchase agreements, warehouse credit facilities or other loan facilities; and (v) other liens incurred in the ordinary course of business not material in amount, the Company and each Subsidiary has good and marketable title to all of its respective real and personal properties, in each case free and clear of all liens and defects, except for those that would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases under which the Trust or any Subsidiary holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any Subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of a Subsidiary or the

Company under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, have a Material Adverse Effect.

5.21. Tax Matters.

(a) Commencing with its taxable year ended December 31, 1985 the Company has been, and upon the completion of the transactions contemplated hereby, the Company will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code, and the Company’s proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would reasonably be expected to cause such qualification to be lost. The Company expects to continue to be organized and to operate in a manner so as to qualify as a REIT in the taxable year ending December 31, 2005 and succeeding taxable years.

(b) The Company and each Subsidiary has timely and duly filed all Tax Returns (as defined below) required to be filed by them, and all such Tax Returns are true, correct and complete, except for such failures to timely file or inaccuracies that would not, singly or in the aggregate, have a Material Adverse Effect. The Company and each Subsidiary has timely and duly paid in full all material Taxes (as defined below) required to be paid by them (whether or not such amounts are shown as due on any Tax Return) and has timely and duly paid all required estimated Tax payments in accordance with applicable law. There are no federal, state, or other Tax audits or deficiency assessments proposed or pending with respect to the Company or any Subsidiary, and, to the knowledge of the Offerors, no such audits or assessments are threatened. As used herein, the terms “Tax” or “Taxes” mean (i) all federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Governmental Entity, and (ii) all liabilities in respect of such amounts arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to another person or by contract. As used herein, the term “Tax Returns” means all federal, state, local, and foreign Tax returns, declarations, statements, reports, schedules, forms, and information returns and any amendments thereto filed or required to be filed with any Governmental Entity.

(c) To the knowledge of the Offerors, there are no rulemaking or similar proceedings before the United States Internal Revenue Service or comparable federal, state, local or foreign government bodies which involve or affect the Company or any Subsidiary, which, if the subject of an action unfavorable to the Company or any Subsidiary, could result in a Material Adverse Effect.

5.22. Insurance.

The Company and each Subsidiary and their respective assets and businesses are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts in all material respects as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions contemplated hereby. All policies of insurance and fidelity or surety bonds insuring the Company and each Subsidiary or their respective business, assets, employees, officers and directors are in full force and effect. The Company and each Subsidiary are in compliance with the terms of such policies and instruments in all material respects. The Company does not have reason to believe that it or any Subsidiary will not be able to renew such existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective business at a cost that would not have a Material Adverse Effect. Within the past twelve months, neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

5.23. Corporate Funds.

The Company or, to the knowledge of the Offerors, any person acting on behalf of the Company, including, without limitation, any director, officer, agent or employee of the Company, has not, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

5.24. Environmental Compliance.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and each Subsidiary have been and are in compliance with applicable Environmental Laws (as defined below), (ii) neither the Company nor any Subsidiary nor, to the knowledge of the Offerors, any other owners of any of the real properties currently or previously owned, leased or operated by the Company or any Subsidiary (the “Properties”) at any time or any other party, has at any time released (as such term is defined in CERCLA (as defined below)) or otherwise disposed of Hazardous Materials (as defined below) on, to, in, under or from the Properties, (iii) neither the Company nor any Subsidiary intends to use or will use the Properties or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) neither the Company nor any Subsidiary has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law with respect to the Properties, or their respective assets or arising out of the conduct of the Company or any Subsidiary, (v) none of the Properties are included or, to the knowledge of the Offerors, proposed for inclusion, on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the knowledge of the Offerors, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Entity, (vi) none of the Company, any Subsidiary, any of their respective agents or, to the knowledge of the Offerors, any other person or entity for whose conduct any of them is or may be held responsible, has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Material at any of the Properties, except in compliance with all applicable Environmental Laws, and has not transported or arranged for the transport of any Hazardous Material from the Properties to another property, except in compliance with all applicable Environmental Laws, (vii) no lien has been imposed on the Properties by any Governmental Entity in connection with the presence on or off such Property of any Hazardous Material, and (vii) neither the Company nor any Subsidiary nor, to the knowledge of the Offerors, any other person or entity for whose conduct the Company or any Subsidiary is or may be held responsible, has entered into or been subject to any consent decree, compliance order, or administrative order with respect to the Properties or any facilities or improvements or any operations or activities thereon.

(b) As used herein, “Hazardous Materials” shall include, without limitation, any flammable materials, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances or related materials, asbestos, petroleum, petroleum products and any hazardous material as defined by any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§5101-5127, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§2602-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§136-136y, the Clean Air Act, 42 U.S.C. §§7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§651-678, and any analogous state laws, as any of the above may be amended from time to time and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an “Environmental Law” and collective, the “Environmental Laws”) or by any Governmental Entity.

(c) In the ordinary course of their respective businesses, the Company and each Subsidiary periodically review the effect of Environmental Laws on their respective businesses, operations and properties, and periodically identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and the amount of their respective established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

5.25. OSHA Compliance.

Neither the Company nor any of its Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health, and the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of its Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect.

Section 6. Representations and Warranties of the Placement Agents.

Each Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

6.1. Organization, Standing and Qualification.

(a) FTN Financial Capital Markets is a division of First Tennessee Bank National Association, a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

(b) Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

6.2. Power and Authority.

The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Placement Agent of its obligations under this Agreement or the consummation by the Placement Agent of the transactions contemplated by this Agreement.

6.3. General Solicitation.

In the case of the offer and sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Placement Agent nor its representatives have engaged or will engage in any “directed selling efforts” within the meaning of Regulation S with respect to the Capital Securities.

6.4. Purchasers.

The Placement Agent has made such reasonable inquiry as is necessary to determine that each Purchaser is acquiring the Capital Securities for its own account, except as contemplated in Section 7.8 hereto, that the Purchasers do not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws and that Preferred Term Securities XX, Ltd. is not a “U.S. person” as that term is defined under Rule 902 of the Securities Act.

6.5. Qualified Purchasers.

The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except (a) to those the Placement Agent reasonably believes are “qualified purchasers” within the meaning of Section 2(a)(51) of the Investment Company Act and (b)(i) to those the Placement

Agent reasonably believes are institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D), (ii) in an offshore transaction complying with Rule 903 of Regulation S, or (iii) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement Agent has taken or will take reasonable steps to ensure that the respective purchaser is aware that (y) such sale is being made in reliance on an exemption under the Securities Act and (z) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

6.6. Offering Circulars.

Neither the Placement Agent nor its representatives will include any non-public information about the Company, the Trust or any of their Affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

Section 7. Covenants of the Offerors.

The Offerors covenant and agree with the Placement Agents and the Purchasers as follows:

7.1. Compliance with Representations and Warranties.

During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

7.2. Sale and Registration of Securities.

The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (i) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) make offers or sales of any such Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

7.3. Use of Proceeds.

The Trust shall use the proceeds from the sale of the Capital Securities and the Common Securities to purchase the Debentures from the Company.

7.4. Investment Company.

The Offerors shall not engage, or permit any Subsidiary to engage, in any activity which would cause it or any Subsidiary to be an “investment company” under the provisions of the Investment Company Act.

7.5. Reimbursement of Expenses.

If the sale of the Capital Securities provided for herein is not consummated (i) because any condition set forth in Section 3 hereof is not satisfied, or (ii) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the

Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the Placement Agents fail to fulfill a condition set forth in Section 4.

7.6. Directed Selling Efforts, Solicitation and Advertising.

In connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to (i) engage in any “directed selling efforts” within the meaning of Regulation S, or (ii) engage in any form of general solicitation or general advertising (as defined in Regulation D).

7.7. Compliance with Rule 144A(d)(4) under the Securities Act.

So long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.8. Transfer Notice.

The Offerors acknowledge that First Tennessee Bank National Association (“First Tennessee”) may transfer the Capital Securities that it is purchasing, in whole or in part, at any time and from time to time following the Closing Date by delivering the notice (the “Transfer Notice”) attached as Exhibit B to the Master Custodian Agreement, dated May 27, 2004, as amended, and attached as Exhibit A to the Subscription Agreement to which First Tennessee is a party. In order to facilitate such transfer, the Company shall execute in blank five additional Capital Securities certificates, to be delivered at Closing, such certificates to be completed with the name of the transferee(s) to which the Capital Securities, in whole or in part, will be transferred upon the receipt of a Transfer Notice and authenticated by the Institutional Trustee at the time of each such transfer.

7.9. Quarterly Reports.

Within 50 days of the end of each calendar year quarter and within 100 days of the end of each calendar year during which the Debentures are issued and outstanding, the Offerors shall submit to The Bank of New York a completed quarterly report in the form attached hereto as Exhibit C, with a copy provided to First Tennessee during the period when it holds any of the Capital Securities; provided, that the financial statements of the Company required to be delivered pursuant to such quarterly report shall be deemed to have been furnished in compliance with such quarterly report if such financial statements have been duly filed with the Commission as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, as applicable. If First Tennessee transfers the

Capital Securities as contemplated by Section 7.8, in addition to the reporting obligations of the Offerors to The Bank of New York and First Tennessee provided for in this Section 7.9, the Offerors shall submit to the trustee designated in the Transfer Notice such periodic reports as may be required by such trustee in the form and at such times as such trustee may require. The Offerors acknowledge and agree that The Bank of New York and such designated trustee and its successors and assigns are third party beneficiaries of this Section 7.9.

7.10 Continued REIT Status.

Unless and until the Company’s Board of Directors determines that it is not in the best interests of the Company’s stockholders, the Company will use its commercially reasonable efforts to meet the requirements to qualify as a REIT under Sections 856 through 860 of the Code for the taxable year ending December 31, 2005 and succeeding taxable years.

Section 8. Covenants of the Placement Agents.

The Placement Agents covenant and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

Section 9. Indemnification.

9.1. Indemnification Obligation.

The Offerors shall jointly and severally indemnify and hold harmless the Placement Agents and the Purchasers and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchasers (each such person or entity, an “Indemnified Party”) from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors, but excluding any such losses, claims, damages, judgments, liabilities or expenses that are caused by the gross negligence or willful misconduct of the Indemnified Party), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section 9.1. In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the “Prime Rate”). Any such interim reimbursement payments which are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

9.2. Conduct of Indemnification Proceedings.

Promptly after receipt by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

9.3. Contribution.

If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section 9.1 in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchasers (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation. The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

9.4. Additional Remedies.

The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

9.5. Additional Indemnification.

The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

Section 10. Rights and Responsibilities of Placement Agents.

10.1. Reliance.

In performing their duties under this Agreement, the Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the Purchasers.

10.2. Rights of Placement Agents.

In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchasers in connection with the performance of any of their duties hereunder. The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

Section 11. Miscellaneous.

11.1. Disclosure Schedule.

The term “Disclosure Schedule,” as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof; provided, that any item set forth in the Disclosure Schedule as an exception to a representation or warranty shall be deemed an admission by the Offerors that such item represents an exception, fact, event or circumstance that is reasonably likely to result in a Material Adverse Effect. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

11.2. Legal Expenses.

At Closing, the Placement Agents shall provide a credit for the Offerors’ transaction-related legal expenses in the amount of $10,000.00.

11.3. Non-Disclosure.

Except as required by applicable law, including without limitation securities laws and regulations promulgated thereunder, the Offerors shall not, and will cause their advisors and representatives not to, issue any press release or other public statement regarding the transactions contemplated by this Agreement or the Operative Documents prior to or on the Closing Date. Notwithstanding anything to the contrary, the Offerors may (1) consult any tax advisor regarding U.S. federal income tax treatment or tax structure of the transaction contemplated under this Agreement and the Operative Documents and (2) disclose to any and all persons, without limitation of any kind, the U.S. Federal income tax structure (in each case, within the meaning of Treasury Regulation § 1.6011-4) of the transaction contemplated under this Agreement and the Operative Documents and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For this purpose, “tax structure” is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to identity of the parties.

11.4. Notices.

Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

if to the Placement Agents, to:

FTN Financial Capital Markets

845 Crossover Lane, Suite 150

Memphis, Tennessee 38117

Telecopier: 901-435-4706

Telephone: 800-456-5460

Attention: James D. Wingett

and

Keefe, Bruyette & Woods, Inc.

787 7th Avenue

4th Floor

New York, New York 10019

Telecopier: 212-403-2000

Telephone: 212-403-1004

Attention: Mitchell Kleinman, General Counsel

with a copy to:

Lewis, Rice & Fingersh, L.C.

500 North Broadway, Suite 2000

St. Louis, Missouri 63102

Telecopier: 314-241-6056

Telephone: 314-444-7600

Attention: Thomas C. Erb, Esq.

and

Sidley Austin Brown & Wood LLP

787 7th Avenue

New York, New York 10019

Telecopier: 212-839-5599

Telephone: 212-839-5300

Attention: Renwick Martin, Esq.

if to the Offerors, to:

Capstead Mortgage Corporation

8401 North Central Expressway, Suite 800

Dallas, Texas 75225-4410

Telecopier: 214-874-2398

Telephone: 214-874-2350

Attention: Andrew F. Jacobs

with a copy to:

Andrews Kurth LLP

1717 Main Street, Suite 3700

Dallas, Texas 75201

Telecopier: 214-659-4401

Telephone: 214-659-4400

Attention: David A. Barbour, Esq.

All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed, (iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing Date, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Offerors, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

11.5. Parties in Interest, Successors and Assigns.

Except as expressly set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchasers and the Offerors and any person controlling the Placement Agents, the Purchasers or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

11.6. Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11.7. Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

11.8. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

11.9. Entire Agreement.

This Agreement, together with the Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

11.10. Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agents’ and the Purchasers’ rights and privileges shall be enforceable to the fullest extent permitted by law.

11.11. Survival.

The Placement Agents and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

Signatures appear on the following page

If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

Very truly yours,

CAPSTEAD MORTGAGE CORPORATION

By:	/S/ PHILLIP A. REINSCH
Name:	Phillip A. Reinsch
Title:	Senior Vice President and CFO

CAPSTEAD MORTGAGE TRUST II

By:	/S/ PHILLIP A. REINSCH
Name:	Phillip A. Reinsch
Title:	Administrator

CONFIRMED AND ACCEPTED,

as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,

a division of First Tennessee Bank National Association,

as a Placement Agent

By:	/S/ JAMES D. WINGETT
Name:	James D. Wingett
Title:	Senior Vice President

KEEFE, BRUYETTE & WOODS, INC.,

a New York corporation, as a Placement Agent

By:	/S/ PETER J. WIRTH
Name:	Peter J. Wirth
Title:	Managing Director

EXHIBIT A-1

FORM OF SUBSCRIPTION AGREEMENT

CAPSTEAD MORTGAGE TRUST II

CAPSTEAD MORTGAGE CORPORATION

SUBSCRIPTION AGREEMENT

December 15, 2005

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made among Capstead Mortgage Trust II (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq.), Capstead Mortgage Corporation, a Maryland corporation, with its principal offices located at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 (the “Company” and, collectively with the Trust, the “Offerors”), and First Tennessee Bank National Association (the “Purchaser”).

RECITALS:

A. The Trust desires to issue 40,000 of its Fixed/Floating Rate Capital Securities (the “Capital Securities”), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the “Offering”), to be issued pursuant to an Amended and Restated Declaration of Trust (the “Declaration”) by and among the Company, Wilmington Trust Company (“WTC”), the administrators named therein, and the holders (as defined therein); and

B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Debentures of the Company (the “Debentures”) to be issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the “Indenture”); and

C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF CAPITAL SECURITIES

1.1. Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 16,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the “Purchase Price”) and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on December 15, 2005, or such other business day as may be designated by the Purchaser, but in no event later than December 30, 2005 (the “Closing Date”). The Offerors shall provide the Purchaser wire transfer instructions no later than 3 days prior to the Closing Date.

1.2. As a condition to its purchase of the Capital Securities, Purchaser shall enter into the Joinder Agreement to the Master Custodian Agreement, the form of which is attached hereto as Exhibit A (the “Custodian Agreement”) and, in accordance therewith, the certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the custodian in accordance with the Custodian Agreement. Purchaser shall not transfer the Capital Securities to any person or entity except in accordance with the terms of the Custodian Agreement.

1.3. The Placement Agreement, dated December 6, 2005 (the “Placement Agreement”), among the Offerors and the placement agents identified therein (the “Placement Agents”) includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

1.4. Anything herein or in the Placement Agreement notwithstanding, the Offerors acknowledge and agree that, so long as Purchaser holds some or all of the Capital Securities, the Purchaser may in its discretion from time to time transfer or sell, or sell or grant participation interests in, some or all of such Capital Securities to one or more parties, provided that any such transaction complies, as applicable, with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable securities laws, is pursuant to an exemption therefrom, or is otherwise not subject thereto.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1. The Purchaser understands and acknowledges that neither the Capital Securities nor the Debentures have been registered under the Securities Act or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

2.2. The Purchaser represents and warrants that, except as contemplated under Section 1.4 hereof, it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

2.3. The Purchaser represents and warrants that neither the Offerors nor the Placement Agents are acting as a fiduciary or financial or investment adviser for the Purchaser.

2.4. The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agents.

2.5. The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Offerors concerning their respective financial condition and results of operations and the purchase of the Capital Securities, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Offerors or the Placement Agents.

2.6. The Purchaser represents and warrants that it is a “qualified institutional buyer” as defined under Rule 144A under the Securities Act. If the Purchaser is a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S. $25,000,000.00 in securities of issuers that are not affiliated with it. The Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

2.7. The Purchaser represents and warrants that on each day from the date on which it acquires the Capital Securities through and including the date on which it disposes of its interests in the Capital Securities, either (i) it is not (a) an “employee benefit plan” (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) which is subject to the provisions of Part 4 of Subtitle B of Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an “ERISA Plan”), (b) any other “plan” (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”)) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a “Plan”), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or (d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (a “Similar Law”); or (ii) the purchase, holding and disposition of the Capital Securities by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

2.8. The Purchaser represents and warrants that it is acquiring the Capital Securities as principal for its own account for investment and, except as contemplated under Section 1.4 hereof, not for sale in connection with any distribution thereof. It was not formed solely for the purpose of investing in the Capital Securities, and additional capital or similar contributions were not specifically solicited from any person owning a beneficial interest in it for the purpose of enabling it to purchase any Capital Securities. The Purchaser is not a (i) partnership, (ii) common trust fund or (iii) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made or the allocation of any investment among such partners, beneficiaries or participants, and except as contemplated under Section 1.4 hereof, it agrees that it shall not hold the Capital Securities for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Capital Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distribution on the Capital Securities. The Capital Securities purchased directly or indirectly by the Purchaser constitute an investment of no more than 40% of its assets. The Purchaser understands and agrees that any purported transfer of the Capital Securities to a purchaser which would cause the representations and warranties of Section 2.6 and this Section 2.8 to be inaccurate shall be null and void ab initio and the Offerors retain the right to resell any Capital Securities sold to non-permitted transferees.

2.9. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

2.10. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

2.11. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

2.12. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

2.13. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

2.14. The Purchaser is an “accredited investor” pursuant to Regulation D promulgated under the Securities Act.

2.15. The Purchaser is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act.

ARTICLE III

MISCELLANEOUS

3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

To the Offerors:	Capstead Mortgage Corporation
8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
Attention: Andrew F. Jacobs
Fax: 214-874-2398

To the Purchaser:	First Tennessee Bank National Association
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117
Attention: David Work
Fax: 901-435-7983

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.7. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors’ and the Purchaser’s rights and privileges shall be enforceable to the fullest extent permitted by law.

Signatures appear on the following page

IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Print Name:
Title:

CAPSTEAD MORTGAGE CORPORATION

By:
Name:
Title:

CAPSTEAD MORTGAGE TRUST II

By:
Name:
Title: Administrator

EXHIBIT A-2

FORM OF SUBSCRIPTION AGREEMENT

CAPSTEAD MORTGAGE TRUST II

CAPSTEAD MORTGAGE CORPORATION

SUBSCRIPTION AGREEMENT

December 15, 2005

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made among Capstead Mortgage Trust II (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq.), Capstead Mortgage Corporation, a Maryland corporation, with its principal offices located at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 (the “Company” and, collectively with the Trust, the “Offerors”), and Preferred Term Securities XX, Ltd. (the “Purchaser”).

RECITALS:

A. The Trust desires to issue 40,000 of its Fixed/Floating Rate Capital Securities (the “Capital Securities”), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the “Offering”), to be issued pursuant to an Amended and Restated Declaration of Trust (the “Declaration”) by and among the Company, Wilmington Trust Company (“WTC”), the administrators named therein, and the holders (as defined therein); and

B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Debentures of the Company (the “Debentures”) to be issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the “Indenture”); and

C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF CAPITAL SECURITIES

1.1. Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 24,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the “Purchase Price”) and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on December 15, 2005, or such other business day as may be designated by the Purchaser, but in no event later than December 30, 2005 (the “Closing Date”). The Offerors shall provide the Purchaser wire transfer instructions no later than 3 days prior to the Closing Date.

1.2. The certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

1.3. The Placement Agreement, dated December 6, 2005 (the “Placement Agreement”), among the Offerors and the Placement Agents identified therein includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1. The Purchaser understands and acknowledges that neither the Capital Securities nor the Debentures have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

2.2. The Purchaser represents, warrants and certifies that (i) it is not a “U.S. person” as such term is defined in Rule 902 under the Securities Act, (ii) it is not acquiring the Capital Securities for the account or benefit of any such U.S. person, (iii) the offer and sale of Capital Securities to the Purchaser constitutes an “offshore transaction” under Regulation S of the Securities Act, and (iv) it will not engage in hedging transactions with regard to the Capital Securities unless such transactions are conducted in compliance with the Securities Act and the Purchaser agrees to the legends and transfer restrictions set forth on the Capital Securities certificate.

2.3. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable Securities law.

2.4. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

2.5. The Purchaser, a Cayman Islands Company whose business includes issuance of certain notes and acquiring the Capital Securities and other similar securities, represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital Securities, has had the opportunity to ask questions of, and receive answers and request additional information from, the Offerors and is aware that it may be required to bear the economic risk of an investment in the Capital Securities for an indefinite period of time.

2.6. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

2.7. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

2.8. The Purchaser represents and warrants that (i) the Purchaser is not in violation or default of any term of its Memorandum of Association or Articles of Association, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any material obligation set forth in this Agreement; and (ii) the execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Agreement.

2.9. The Purchaser represents and warrants that the Purchaser is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the jurisdiction where it is organized, with full power and authority to perform its obligations under this Agreement.

2.10. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

2.11. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

2.12. The Purchaser is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act.

ARTICLE III

MISCELLANEOUS

3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

To the Offerors:	Capstead Mortgage Corporation
8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
Attention: Andrew F. Jacobs
Fax: 214-874-2398

To the Purchaser:	Preferred Term Securities XX, Ltd.
c/o Maples Finance Limited
P.O. Box 1093 GT
Queensgate House
South Church Street

George Town, Grand Cayman
Cayman Islands
Attention: The Directors
Fax: 345-945-7100

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.7. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors’ and the Purchaser’s rights and privileges shall be enforceable to the fullest extent permitted by law.

Signatures appear on the following page

IN WITNESS WHEREOF, I have set my hand the day and year first written above.

PREFERRED TERM SECURITIES XX, LTD.

By:
Print Name:
Title:

IN WITNESS WHEREOF, this Subscription Agreement is agreed to and accepted as of the day and year first written above.

CAPSTEAD MORTGAGE CORPORATION

By:
Name:
Title:

CAPSTEAD MORTGAGE TRUST II

By:
Name:
Title: Administrator